UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2008

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Effective September 30, 2008, Progressive Gaming International Corporation, a Nevada corporation (the “Company”), entered into (i) Amendment No. 3 to Note and Warrant Purchase Agreement (“Amendment No. 3 to Note and Warrant Purchase Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology, a Nevada corporation (“IGT”), that , among other things, amended that certain Note and Warrant Purchase Agreement dated August 4, 2008 (as amended to date, the “Purchase Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and IGT, and (ii) Amendment No. 3 to Credit Agreement (“Amendment No. 3 to Credit Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation, a California corporation (“PEM”), that, among other things, amended that certain Credit Agreement dated August 4, 2008 (as amended to date, the “Credit Agreement”) by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and PEM.

Pursuant to Amendment No. 3 to the Note and Warrant Purchase Agreement and Amendment No. 3 to Credit Agreement, the Company and IGT, and the Company and PEM, respectively, agreed to amend certain provisions of the Purchase Agreement and Credit Agreement related to the delivery of collateral security documents for the Company’s foreign subsidiaries and delivery of landlord waivers and collateral access agreements by the Company and its subsidiaries, to allow the Company until October 15, 2008 to provide the required security documents, waivers and agreements. Amendment No. 3 to the Note and Warrant Purchase Agreement and Amendment No. 3 to Credit Agreement are included as Exhibits 10.7 and 10.8 hereto, respectively, and are incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

As discussed below, Thomas M. Galanty’s services as Executive Vice President of Global Technology, Marketing and Operations of the Company were terminated effective September 29, 2008. In connection with that event, the Company terminated the Amended and Restated Employment Agreement, dated June 6, 2005, by and between the Company and Mr. Galanty, effective as of October 29, 2008.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

As part of an effort to reduce annual aggregate selling, general and administrative, research and development and operating expenses of the Company, the Company initiated a reduction in force on September 29, 2008, which concluded on September 30, 2008. The estimated total cost amounts and future cash expenditures associated with the reduction in force have yet to be fully determined.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Thomas M. Galanty’s services as Executive Vice President of Global Technology, Marketing and Operations of the Company were terminated effective September 29, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Note and Warrant Purchase Agreement dated as August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.3 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.2	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.1 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.3	Amendment No. 1 to Note and Warrant Purchase Agreement dated as August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.5 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.4	Amendment No. 1 to Credit Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.2 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.5	Amendment No. 2 to Note and Warrant Purchase Agreement dated as August 29, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.5 to the Company’s Current Report on 8-K filed on September 4, 2008.

10.6	Amendment No. 2 to Credit Agreement dated as of August 29, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.6 to the Company’s Current Report on 8-K filed on September 4, 2008.

10.7	Amendment No. 3 to Note and Warrant Purchase Agreement dated as September 30, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

10.8	Amendment No. 3 to Credit Agreement dated as of September 30, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

Date: October 2, 2008	By:	/s/ HEATHER A. ROLLO
Heather A. Rollo
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Note and Warrant Purchase Agreement dated as August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.3 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.2	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.1 to the Company’s Current Report on 8-K filed on August 7, 2008.

10.3	Amendment No. 1 to Note and Warrant Purchase Agreement dated as August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.5 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.4	Amendment No. 1 to Credit Agreement dated as of August 14, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.2 to the Company’s Current Report on 8-K filed on August 19, 2008.

10.5	Amendment No. 2 to Note and Warrant Purchase Agreement dated as August 29, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology incorporated by reference to Exhibit 10.5 to the Company’s Current Report on 8-K filed on September 4, 2008.

10.6	Amendment No. 2 to Credit Agreement dated as of August 29, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation incorporated by reference to Exhibit 10.6 to the Company’s Current Report on 8-K filed on September 4, 2008.

10.7	Amendment No. 3 to Note and Warrant Purchase Agreement dated as of September 30, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

10.8	Amendment No. 3 to Credit Agreement dated as of September 30, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financial Corporation.